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                                                                    Exhibit 10.2

September 25, 2001

Mr. Ron Caporale
eDiets.com, Inc.
3467 Hillsboro Blvd
Suite 2
Deerfield Beach, FL 33442


Re:  Third Amendment to Content License Agreement
     --------------------------------------------

Reference is made to the Content License Agreement entered into between Yahoo! Inc. ("Yahoo") and eDiets.com, Inc. ("Licensor") on April 4, 2001, as amended by the First Amendment to the Content License Agreement entered into between Yahoo and Licensor dated April 10, 2001 and further amended by the Second Amendment to the Content License Agreement entered into between Yahoo and Licensor dated June 25, 2001 (as amended, the "Agreement"). Unless otherwise expressly defined herein, all capitalized terms used herein shall have the meanings set forth in the Agreement. The parties agree that the Agreement is hereby amended as follows:

          1. The reference to ["___________"] contained in Section 2 of [_______________________] of Exhibit B-1 to ------------- the
               Agreement is hereby amended to read "[ ] and Men's Fitness Registrations."

          2. The references to "this Section" contained in such Section is hereby amended to read "this Section and Section 1(a)[ ] of Exhibit B-2 to the Agreement."

          3. The second sentence of the paragraph within the cell of the table opposite the payment amount of [ ---------------- ] in Section 1 of Compensation of Exhibit B-1 of the Agreement which reads:
               "[-------------------------------------------------------------
               --------------------------------------------------------------]"
               Is replaced in its entirety with the following:

              [________________________________________________________________
              _________________________________________________________________
              _________________________________________________________________
              _________________________________________________________________
              ________________________________________________________________]

          4. The first sentence of the Section 1(b)(Men's Fitness [ ]) of Exhibit B-2 of the Agreement which reads: "If the [________________________] of Men's Fitness [_____________]
               is not met on or before the specific date set forth in the payment schedule below, a [_________________________________] in payment shall be made
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               and such [______________________] would be delayed until said
               [__________________] was fulfilled." is replaced in its entirety with the following language:

                 If the [___________] number of Men's Fitness [_______________]
                 was not met on or before an applicable specified date set forth below, Advertiser will pay to Yahoo a pro rata amount of the relevant payment. Advertiser will pay the remainder of such payment immediately after such [ ] of Men's Fitness [_______________] is met. By way of example, and without limitation, if only [_______________] of the [_______________]
                 Men's Fitness [_______] have been met by September 30, 2001, Advertiser will pay to Yahoo [___________] (the pro rata amount of the [___________] payment) at that time. Advertiser will pay to Yahoo [___________] (the remaining amount of the [_____________] payment) immediately after an additional [_________] Men's Fitness [___________] have been met (i.e. a total of [___________] Men's Fitness [_________]).

          5. Except as modified hereby, the Agreement shall remain in full force and effect.

Please have a duly authorized representative of Licensor execute this amendment in the space provided below and return to Tiffany Monjauze at Yahoo! Business Development, 701 First Avenue, Sunnyvale, CA 94089.


Sincerely,

YAHOO! INC., a Delaware corporation

By: /s/ John Glascott
    --------------------------------
Name: John Glascott
      ------------------------------
Title:   RVP
       -----------------------------
Date:    September 25, 2001
      ------------------------------

AGREED AND ACCEPTED
THIS 25/th/ DAY OF SEPTEMBER, 2001, BY:
     ------

EDIETS.COM, INC.

By: /s/ Ron Caporale
    --------------------------------
Name:    Ron Caporale
      ------------------------------
Title:   EVP
       -----------------------------